Exhibit 8.1

Subsidiaries of TNT Post Groep N.V.

COUNTRY	COMPANY
ARGENTINA	CUSTOMIZED LOGISTICS ARGENTINA SA TNT ARGENTINA SA TNT LOGISTICS ARGENTINA S.A.
AUSTRALIA	J. MCPHEE & SON (AUSTRALIA) PTY. LIMITED
PENINSULA GROUP HOLDINGS LIMITED
PRIMERA PTY. LIMITED
RITEWAY EXPRESS SUPER TRANSPORT PTY LTD
RITEWAY TRANSPORT PTY. LIMITED
TNT AUSTRALIA PTY. LIMITED
TNT EXPRESS WORLDWIDE (AUST.) PTY. LIMITED
TNT FINANCE LIMITED
TNT INTERNATIONAL MAIL AUSTRALIA PTY. LIMITED
TNT LIMITED
TNT MATERIALS HANDLING PTY. LIMITED
TNT SHIPPING & DEVELOPMENT LIMITED
TNT SHIPPING (AUST.) PTY. LIMITED
TNT WAREHOUSING PTY. LIMITED
TRUCAPE PTY. LTD.
AUSTRIA	ASS LOGISTIK SCHRADER SCHACHINGER GMBH & CO KG G3 WORLDWIDE MAIL SERVICES GMBH NET NACHTEXPRESS TERMINDIENST GMBH TECNOLOGISTICA AUSTRIA GMBH TNT EXPRESS (AUSTRIA) GESELLSCHAFT MBH
BAHRAIN	TNT MANAGEMENT (BAHRAIN) EC TNT SKYPAK INTERNATIONAL (BAHRAIN) WLL
BARBADOS, WI	GREAT WESTERN ASSURANCE COMPANY LIMITED
BELGIUM	BELGISCHE DISTRIBUTIEDIENST NV/SA
COLANDEL NV/SA
TECNOLOGISTICA NV/SA
TNT AIRWAYS N.V./S.A.
TNT CONTRACT LOGISTICS BELGIUM NV/SA
TNT EXPRESS (BELGIUM) NV/SA
TNT EXPRESS WORLDWIDE (EURO HUB) NV/SA
TNT-NOPRI LOGISTICS S.A.
BERMUDA	TNT CAPITAL INVESTMENTS LTD TNT GLOBAL EXPRESS LIMITED
BRAZIL	CUSTOMIZED LOGISTICS SERVICOS DO BRASIL GD EXPRESS WORLDWIDE BRASIL LTDA TNT HOLDING LTDA. TNT LOGISTICS LTDA.
BULGARIA	TNT EXPRESS WORLDWIDE (BULGARIA) EOOD CANADA ALLTRANS CANADA LTD. CTI LOGISTX LTD PIONEER LOGISTICS LTD. TNT CANADA INC. TRANSFREIGHT INC.

CHILE	TNT EXPRESS WORLDWIDE (CHILE) CARGA LTDA
CHINA	TNT LOGISTICS COMPANY LIMITED SHANGHAI TNT LOGISTICS INTERNATIONAL TRADING (SHANGHAI) CO. LTD. TNT SKYPAK SINOTRANS LTD
CIS	TNT EXPRESS WORLDWIDE (CIS) LTD
CYPRUS	TNT EXPRESS WORLDWIDE (CYPRUS) LIMITED
CZECH REP.	TNT EXPRESS WORLDWIDE SPOL SRO TNT LOGISTIKA SPOL SRO
DENMARK	NET DANMARK EXPRESS APS TNT DANMARK A/S TNT NORDEN A/S
EGYPT	TNT EXPRESS WORLDWIDE (EGYPT) LLC
ESTONIA	TNT EXPRESS WORLDWIDE ESTONIA LTD
FIJI	TNT EXPRESS WORLDWIDE LIMITED
FINLAND	TNT SUOMI OY
FRANCE	FINANCIERE JET SERVICES SNC
GD EXPRESS WORLDWIDE (FRANCE) S.A.
JET SERVICES SNC
KEY HOLDING 1 SNC
MENDY DEVELOPPEMENT SA
TECNOLOGISTICA FRANCIA SA
TNT AUTOMOTIVE LOGISTICS SA
TNT LOGISTICS HOLDINGS SARL
TNT NEWCO SNC
TNT PRODUCTION ET LOGISTIQUE FRANCE SRL
XP FRANCE SA
GERMANY	EP EUROPOST GESCHAFTSFUHRUNGS AG
GMA GESELLSCHAFT FUR MARKETING UND ABSATZFORDERUNG MBH
JET SERVICES DEUTSCHLAND NVS GMBH
NET EXPRESS HOLDING GMBH
OLAF JEPSEN HANDELS- UND VERTRIEBSGESELLSCHAFT MBH
SPEDITION SCHRADER TRANSPORT GMBH
TNT AUTOMOTIVE LOGISTICS GMBH
TNT BETEILIGUNGSGESELLSCHAFT MBH
TNT CONTAINER LOGISTIK GMBH
TNT EXPRESS GMBH
TNT HOLDINGS (DEUTSCHLAND) GMBH
TNT INTERNATIONAL MAIL GMBH
TNT LOGISTICS DEUTSCHLAND GMBH
TNT MEHRWERTLOGISTIK GMBH
GRAND CAYMAN	CTI HOLDINGS INC LTD
GREECE	TNT AUTOMOTIVE LOGISTICS HELLAS S.A. TNT SKYPAK (HELLAS) LTD
HONG KONG	INTERPOST (HK) LTD SUPPLY CHAIN SOLUTIONS (HONG KONG) LIMITED TNT (H.K.) LIMITED TNT ASIA LIMITED TNT BULKSHIPS (HK) LIMITED TNT EXPRESS WORLDWIDE (HK) LIMITED TNT INTERNATIONAL MAIL (HK) LIMITED

HUNGARY	TNT EXPRESS WORLDWIDE HUNGARY KFT TNT LOGISZTIKAI KERESKEDELMI ES SZOLGALTATO KFT TNT MAILFAST BUDAPEST KFT
INDIA	TNT INDIA LIMITED
INDONESIA	PT TNT LOGISTIK INDONESIA
IRELAND	GD INSURANCE COMPANY LIMITED TNT EXPRESS (IRELAND) LIMTED TPG MERCURY RE LIMITED
ISRAEL	TNT EXPRESS WORLDWIDE (ISRAEL) LIMITED
ITALY	ASE TRANSPORT SRL
MISTRAL AIR SRL
NUOVA TECNO SPA
PONY EXPRESS BOLOGNA SRL
PONY EXPRESS FIRENZE SRL
PONY EXPRESS ROMA SRL
PONY EXPRESS SPA
PONY EXPRESS TORINO SRL
RINALDI AGENZIA RECAPITO SRL
RINALDI L'ESPRESSO SRL
TECNOLOGISTICA PARTECIPAZIONI SRL
TECNOLOGISTICA SPA
TNT AD TRACO SARDA SRL
TNT AUTOMOTIVE LOGISTICS SPA
TNT GLOBAL EXPRESS SPA
TNT LOGISTICS ITALIA S.P.A.
TNT PRODUCTION LOGISTICS S.R.L.
TNT SERVICES SPA
TNT TRACO SPA
TRASPEX SUD SRL
JAPAN	TNT EXPRESS WORLDWIDE (JAPAN) INC
KUWAIT	AL KAZEMI EXPORT/IMPORT CO WLL
LATVIA	TNT LATVIA SIA
LUXEMBOURG	DESIGNER HOLDINGS SA DURANGO FINANCE SA TNT EXPRESS LUXEMBOURG SA
MALAYSIA	TNT EXPRESS WORLDWIDE (M) SDN. BHD. TNT INTERNATIONAL MAIL (MALAYSIA) SDN BHD TNT LOGISTICS (MALAYSIA) SDN BHD
NAMIBIA	TNT EXPRESS WORLDWIDE (NAMIBIA) (PROPRIETARY) LIMITED
NETH. ANT.	TNT EXPRESS N.V.
NETHERLANDS	ANDES VSP BV
BEHEER VSP BV
BRUNA BV
DATATRANS BV
DATUS BV
DENTEX SYSTEEMTRANSPORT B.V.
DISTRIBUTION SERVICES EUROPE BV
E-COMMERCE SERVICES BV
ERS LOGISTICS BV
EUROPEAN DATA & PRINT SERVICES BV
GD EXPRESS WORLDWIDE N.V.
GD NET BV
GELDERS SPETRA INTERNATIONAL BV
GELDNET BV
GELDNET HOLDING BV
HOLLAND DISTRICARE BV
INTERPOST GROUP OF COMPANIES BV
IVA DATA ENTRY SERVICES BV
KONINKLIJKE PTT POST BV
LOYALTY PROFS BV
MAILPROFS EMPLOYMENT BV
MAILPROFS POSTKAMERBEHEER BV
NETWERK VSP BV
OMNIDATA BV
POSTKANTOREN BV
PSP SUB HOLDING BV
PTT POST BEHEER BV
PTT POST HOLDINGS BV
PTT POST HUB BV
SERVICE NUMMER BEHEER BV
TNT EUROPE FINANCE BV
TNT EXPRESS FINANCE BV
TNT EXPRESS PROPERTIES (BERLIN) BV
TNT EXPRESS PROPERTIES (FRANKFURT) BV
TNT EXPRESS PROPERTIES (MUNCHEN) BV
TNT EXPRESS PROPERTIES (STUTTGART) BV
TNT HOLDINGS (BENELUX) BV
TNT HOLDINGS BV
TNT INTERNATIONAL MAIL BV
TNT INTERNATIONAL MAIL HOLDINGS BV
TNT INTERNATIONAL MAIL NEDERLAND BV
TNT LOGISTICS HOLDINGS BV
TNT MATERIALS HANDLING BV
TNT NEDERLAND BV
TNT POST GROUP FINANCE BV
TNT POST GROUP HEAD OFFICE BV
TNT SKYPAK HOLDINGS BV
TNT TRANSPORT INTERNATIONAL BV
TPG KPN PENSIOEN BV
TPG REAL ESTATE BV
TPG REAL ESTATE DEVELOPMENT BV
XP INTERNATIONAL BV

NEW ZEALAND	TNT EXPRESS WORLDWIDE (NZ) LIMITED TNT NEW ZEALAND LIMITED
NORWAY	TNT NORGE A/S TNT (PNG) LIMITED
PHILIPPINES	AMIHAN MANAGEMENT SERVICES INC. PACIFIC EAST ASIA CARGO AIRLINES INC TNT EXPRESS WORLDWIDE (PHILS) INC.
POLAND	TNT AUTOMOTIVE LOGISTICS POLAND SP ZOO TNT EXPRESS WORLDWIDE POLAND SP ZOO
PORTUGAL	TNT EXPRESS WORLDWIDE (PORTUGAL) TRANSITARIOS, TRANSPORTES E SERVICOS SA
ROMANIA	TNT ROMANIA SRL

SINGAPORE	CAXTON SERVICES COMPANY PTE LTD
PRINT AND MAIL INTERCONTINENTAL (ASIA) PTE LTD
SUPPLY CHAIN SOLUTIONS (ASIA PACIFIC) PTE LTD
TIMUR JEFFERSON (PTE) LTD
TNT EXPRESS WORLDWIDE (SINGAPORE) PTE LTD
TNT INTERNATIONAL MAIL ASPAC HOLDING PTE LTD
TNT LOGISTICS ASIA PTE LTD
SLOVAKIA	TNT EXPRESS WORLDWIDE SPOL SRO
SOUTH AFRICA	TNT EXPRESS WORLDWIDE (SA) (PROPRIETARY) LTD
SOUTH KOREA	TNT EXPRESS CORPORATION TNT LOGISTICS KOREA CHUSIK HOESA
SPAIN	INTERNATIONAL MAIL SL
PAN AIR LINEAS AEREAS SA
TECNOLOGISTICA INTERGRATED LOGISTICS SERVICES SA
TECNOLOGISTICA-SLI ESPANA SA
TNT AUTOMOTIVE LOGISTICS ESPANA SA
TNT CONTRACT LOGISTICS MARTORELL SA
TNT EXPRESS WORLDWIDE (SPAIN) SL
TNT LOGISTICS ESPANA SA
TNT LOGISTICS HOLDINGS ESPANA, S.A.
TNT PROPERTIES ESPANA SA
SWEDEN	TECNOLOGISTICA SWEDEN SA TNT SVERIGE AB
SWITZERLAND	TNT INTERNATIONAL MAIL (SWITZERLAND) AG TNT SWISS POST AG
TANZANIA	TNT EXPRESS WORLDWIDE (TANZANIA) LIMITED
THAILAND	TNT EXPRESS WORLDWIDE (THAILAND) CO. LTD TNT LOGISTICS (THAILAND) LIMITED
TURKEY	TNT INTERNATIONAL EXPRESS TASIMACILIK TICARET LIMITED SIRKETI
U.K.	COURIER CREDIT COLLECTIONS LIMITED
G3 WORLDWIDE MAIL (UK) LIMITED
NEWSAGENTS WHOLESALE CORPORATION LIMITED
NEWSPAPER TRANSPORT LIMITED
NORTHAMPTON INLAND CLEARANCE DEPOT
SITE LEASING WORLDWIDE LIMITED
TAYLOR BARNARD DISTRIBUTION LIMITED
TAYLOR BARNARD GROUP LIMITED
TAYLOR BARNARD HOLDINGS LIMITED
TAYLOR BARNARD LIMITED
TAYLOR BARNARD LOGISTICS LIMITED
TNT AUTOLOGISTICS LIMITED
TNT DESPATCHER LIMITED
TNT EUROPE LIMITED
TNT EUROPEAN AIRLINES LIMITED
TNT EUROPEAN HOLDINGS (U.K.) LIMITED
TNT EXPRESS (U.K.) LIMITED
TNT EXPRESS EUROPE (UK) HOLDINGS LIMITED
TNT EXPRESS WORLDWIDE (UK) LIMITED
TNT EXPRESS WORLDWIDE INVESTMENTS LIMITED
TNT EXPRESS WORLDWIDE LIMITED
TNT HOLDINGS (UK) LIMITED
TNT LG LIMITED
TNT LOGISTICS (EUROPE) LIMITED
TNT NEWCO LIMITED
TNT PROPERTIES (UK) LIMITED
TNT ROADFREIGHT (U.K.) LIMITED
TNT SPC LIMITED
TNT TRANSPORT (EUROPE) PLC
TNT TRANSPORT (N.I.) LIMITED
TNT TRANSPORT (U.K.) LIMITED
TNT UK LIMITED
TNT WORLDWIDE AIR EXPRESS (U.K.) LIMITED
TRANSFREIGHT AUTOMOTIVE LOGISTICS EUROPE LIMITED
XP EXPRESS PARCEL SYSTEMS (UK) LIMITED

U.S.A.	ALLTRANS INC.
CTI LOGISTX INC
CTI SERVICES INC
CUSTOMIZED TRANSPORTATION INTERNATIONAL INC
PIONEER LOGISTICS SERVICES INC.
TNT CARRIERS, INC.
TNT CONTAINER LOGISTICS INC.
TNT EXPRESS WORLDWIDE HOLDINGS INC.
TNT LOGISTICS CORPORATION
TNT LOGISTICS GROUP INC.
TNT MANAGEMENT (USA) INC.
TNT TRANSPORT GROUP INC.
TNT USA INC.
UAE	TNT EXPRESS WORLDWIDE (UAE) LLC
VIETNAM	TNT-VIETRANS EXPRESS WORLDWIDE (VIETNAM) LIMITED
ZIMBABWE	TNT EXPRESS WORLDWIDE (PRIVATE) LIMITED